UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/23/2011

Tessera Technologies, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50460

Delaware	16-1620029
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3025 Orchard Parkway
San Jose, California 95134
(Address of principal executive offices, including zip code)

(408) 321-6000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On November 23, 2011, Tessera Technologies, Inc. announced that Hynix Semiconductor Inc. exercised the renewal option in its March 31, 2005 license agreement with Tessera, Inc. to extend the term of that license to May 22, 2017.

The foregoing description is qualified in its entirety by reference to the registrant's Press Release dated November 23, 2011, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit
No.                Description

99.1                Press Release dated November 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tessera Technologies, Inc.

Date: November 23, 2011	By:	/s/ Bernard J. Cassidy
Bernard J. Cassidy
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release dated November 23, 2011